Investor Meeting & OPW Facility Tour Raleigh, North Carolina June 6 & 7, 2016

2 Forward looking statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2015 and our Form 10-Q for the first quarter of 2016, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found.

3 Agenda Date Time Activity June 6 12:00 pm Arrival at OPW 12:45 pm Presentations, Facility Tour and Q & A 3:45 pm Bus departs to The Umstead Hotel & Spa 6:00 pm Cocktails & dinner – The Salon June 7 8:15 am Breakfast – The Salon 9:00 am Presentations and Q & A 11:30 am Bus departs to RDU

Investor Meeting & OPW Facility Tour June 6 & 7, 2016 Bob Livingston

5 Creating value over the long term  Organic growth – Investing in sales, service and engineering across several markets and geographies – Adapting products to local markets – Expanding share through delivery of productivity solutions  Strong portfolio of businesses with opportunity for growth – Building several $1 billion businesses, or capable of reaching $1 billion in the mid-term  OPW  Markem-Imaje  Hillphoenix  Dover Artificial Lift – Establishing leading position in high-growth markets  Digital textile printing  Margin expansion – Actively managing portfolio – Driving productivity through supply chain, consolidations, shared services and lean

Select growth markets at a glance

	Markets				
	Pumps & Polymer Equipment (PSG & Maag)	Retail Fueling (OPW)	Artificial Lift (DAL)	Retail Refrigeration (HP & Anthony)	Food Equipment (UB & Belvac)
Estimated market size	$13B	$7B	$7B	$6B	$11B
2016E DOV revenues	~$650M	~$900M	~$500M	~$1B	~$300M
2016 – 2018 est. market CAGR	low-to-mid singles	low-to-mid singles	Tied to pace of MRO, well completion & capex	low-to-mid singles	mid singles
Key competitors	IDEX SPXFLOW Nordson	DANAHER Franklin Electric Wayne Fueling Systems	Weatherford GE Baker Hughes	Panasonic LENNOX	Manitowoc Foodservice ITW The Middleby Corporation

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DOVER

Select growth markets at a glance - continued

	Markets			
	Marking & Coding (MI)	Digital Printing (MS & JK)	Refuse collection, compaction & processing equip. (ESG)	Auto after-market equipment (VSG)
Estimated market size	$4.5B	$6B	$5.5B	$1.5B
2016E DOV revenues	~$800M	<$200M	~$400M	~$350M
2016 – 2018 est. market CAGR	low-to-mid singles	double-digits	low-to-mid singles	low-to-mid singles
Key competitors	DANAHER brother	efi KONICA MINOLTA SENSIENT IMAGING TECHNOLOGIES	OSHKOSH labrie Labrie Enviroquip Group	Snap-on CAR-O-LINER

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8 Growth – Printing & Identification Recent acquisitions in digital textile printing create a full solution set that will drive growth  Marking & Coding – Stable global markets  ≈3% mid-term market growth rates  High recurring revenue  Emphasis on quality and technology – Multiple applications for printing variable data  Food safety  Logistics – Areas of action  Continuing product development  Increasing local sales and service in US, China & India  Digital textile printing – Early days of conversion  Double-digit mid-term market growth rates  High recurring revenue  Emphasis on quality and technology  Productivity solution – Areas of action  Drive conversion through development of system solution  Increase emphasis on recurring revenue

9 Growth – Retail fueling Acquisitions create a leading retail fueling systems provider, featuring the most complete product offering  Retail fueling – Stable global markets  ≈3% mid-term market growth rates  Diversified global customers  Regular replacement cycles  Constantly evolving environmental and safety regulations  Emphasis on quality and technology  Additional opportunities in CNG / LNG – Unique market position – Broadest product offering – Global scale  Areas of action – Integrate recent acquisition – Leverage position and expand sales in key de-regulating markets (ex. Mexico, India, Saudi Arabia) – Expand regional scale and broaden technology (including services) – M&A

10 Growth – Specialty pump applications Recent acquisitions expand our positions in global plastics and polymers processing markets  Plastics & polymers, hygienic and pharma – Stable global markets  Mid-single digit mid-term market growth rates  Highly diversified customers  Strong distribution network  Recurring revenue opportunities  Emphasis on quality – Contamination avoidance – Protect valuable media – Leading position in polymer processing – Broadest product offering – Global scale  Areas of action – Integrate new acquisitions – Expand sales force globally and adapt product to fit local needs – Drive single use solutions in pharma applications – M&A

11 Other growth opportunities  Engineered Systems – ESG (refuse collection / compaction equipment)  Complete product offering known for quality and durability  Unique robotics improve driver / truck productivity and safety – VSG (auto after-market service equipment)  Global auto growth  Customer safety and productivity  Refrigeration & Food Equipment – New business with national & regional food retailers through innovation and broadest product set  Capitalize on trend towards fresh and prepared foods (specialty cases, kitchen equipment)  Providing CO2 systems for small store format  Launching vacuum glass for retail refrigeration 11

12 Productivity update  Global supply chain – Actions continue to yield significant benefits – $40 - $50M annual target – Reduced vendors and improved service  Shared services – Transition to Oracle underway – Shared service centers established  Rollout over next two years  Financial transactions, HR and other support services  Cost in 2016, providing modest savings in 2017  Lean activities across organization  Productivity initiatives gathering momentum, including automation in manufacturing – ~$120 million spent on productivity initiatives over last 2 years, more to come

OPW Smithfield facility – Creating value through acquisition integration and improving underlying businesses

Actions

- Product rationalization
- Manufacturing realignment
- Next generation product suite – Best-In-Class
- Vastly improved customer satisfaction metrics
- Market share capture – account conversion with superior value proposition
- Vertical integration – Pipe / Sumps / Couplings
- Oracle / Relentless material cost reductions
- Strategic pricing – Differentiation / packaging

Timeline

- Oct 2006 – Acquired the assets of Environ
- 2007 – Rationalized and vertically integrated OPW's Flexible Piping system with Environ's to create FlexWorks
- 2008 – Integrated OPW's metal fabricating business from California into the Smithfield facility
- 2009-2010 – Integrated OPW's Environmental Product line from Cincinnati into the Smithfield facility to complete the "Station in a Box" comprehensive fueling site construction package
- 2013-2014 – Acquired Fibrelite and integrated their CT operation into the Smithfield facility
- **2010-2015**
  - **12% Sales CAGR**
  - **20% Earnings CAGR**

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DOVER

14  Wilden established as global #1 AODD brand  Blackmer established as global #1 vane brand  2007 – Acquired Griswold pump company  2009 – Griswold integrated into Grand Terrace facility  2011 – Acquired EnviroGear gear pump design and began manufacturing in Grand Terrace  2013-2015 – Global Sourcing / Continuous Improvement / Lean Culture drives significant productivity improvement  2016 – Implement Finance Shared Services  2016 – Grand Terrace goes live on Oracle  2011-2016E – 500 bps margin improvement PSG – Creating value through technology integration / expansion and lean manufacturing  Gain deep understanding of critical fluid applications  Acquire technologies we can innovate and expand globally  Accelerate global sourcing  Continue the journey on productivity and lean  Shorten lead-times and provide best in class OTD  Price leadership in developed markets, aggressive pricing to gain share in global markets  Move to Shared Services back office Actions Timeline

15 Business improvement - Maag  Prior state (2012) Maag acquired – Revenue: ˂ $200M – Employees: ≈600  Future state – Integrating Gala & Reduction Scheer – Leading provider of processing equipment to the plastics / polymers markets – Proforma 2016 revenue: ≈$300M – Proforma 2016 GM: ≈40% – Employees: ≈ 950 Ample upside opportunity Actions taken to improve Maag  Taking advantage of machining and production in lower cost facilities  Growing sales force in China to win customers  Leveraging system solutions to win customers  Increasing aftermarket through acquired installed base Actions underway to integrate & improve Gala and RES  Consolidating facilities  Streamlining of machining functions to expand capabilities and margin  Rationalizing Maag’s U.S. footprint  Combining Maag’s back office into DBS

16 Key takeaways  Our strategy remains consistent. We have great businesses serving markets that offer ample opportunities for growth  We are investing for growth and have above market share expectations of this portfolio. Even in challenging markets we continue to invest even more and expand our capabilities to service our customers and win share gains  We are committed to margin enhancement through our set of productivity tools and processes  We will remain aggressive to pursue opportunities to expand internationally and into adjacencies  We will continue to generate strong free cash flow, while maintaining our consistent approach to capital allocation

OPW Overview David Crouse June 6 & 7, 2016

18 43% 7% 26% 24% Available Market: $7.1B 43% 24% 26% 7% North America EMEA Asia-Pacific Latin America OPW overview OPW Mission Statement: Global platform focused on customer driven solutions for the safe & efficient handling of fuels and critical fluids  Global business  Attractive End-Markets  Growth space OPW Revenue by World Region Global Market for OPW is $7B  Long-term market growth is 2% – 3% per year  OPW growth objective 2X+ market  OPW has 13% global market share

19 OPW products & markets served  Chemical & Industrial – Products: Loading arms, swivel joints, dry disconnect couplers and breakaways – Customers: Loading terminals, chemical plants and fluids distribution facilities  Transportation – Products: Valves for rail tank cars and tank trucks & trailers – Customers: Rail car, tank truck & trailer OEMs  Electronic Systems – Products: Tank gauge systems, fleet fueling systems and car wash systems – Customers: MOCs, NOCs, c-stores, hypermarkets, fleet fueling, automotive dealerships and car wash facilities  Retail Fueling – Products: Dispensers, payment systems, automation, hanging hardware and nozzles for retail and commercial fueling sites – Customers: MOCs, NOCs, c-stores, hypermarkets and fleet fueling

20 Touch points between OPW product groups

21 Key customers Major Oil Companies National Oil Companies Convenience Stores Rail / Tank OEMs Hypermarkets Fleets Chemical/Industrial Chemical / Industrial CNG

22 Strategic initiatives  Global Expansion: Focus on rapidly developing markets  Product Leadership: Best products in each world region  Key Account Conversion / Specifications: Capture market share  Continuous Improvement: Be better, every day, in serving customers  Acquisitions: Roadmap for Growth – KPS, Sweden, 2013 – Fibrelite, UK, 2013 – Jump, China, 2013 – Liquip, Australia, 2014 – Tokheim, EMEA, ASPAC, & South America 2016 – Fairbanks Environmental, UK, 2016

23 Fairbanks acquisition  Provides fuel site owners and operators with wetstock (fuel) management tools: – Service provided via remote monitoring and real time cloud based data collection – Statistical inventory reconciliation between fuel delivered and fuel sold – Accurate enough to meet stringent USA Environmental Protection Agency requirements – Real-time data reduces fuel losses, lowers operational costs and improves margin for fuel retailers – Provide analytics to enable preventative maintenance at fueling sites, based on analysis of changes in flow rates by fuel type and fueling position  Remotely Collect Data: Fuel reconciliation data, from any station, anywhere, any site equipment  Perform Analysis: Data verification and analysis, USA EPA certified statistical analysis performed  Variances Detected: Fuel variances / losses identified, highly accurate to within liters / gallons  Analyst Investigation: Analysts coordinate the investigation and work with customer  Root Cause Conclusions: Communicate root cause analysis to customer

24 Competitive position: Industry’s only end-to-end solution  Retail & Commercial Dispensers  Automation & POS Systems  Transaction & Data Management Complete Fueling Systems & Solutions  UST & AST Valves  Piping & Containment  Access & Fill Covers  Hanging Hardware  Emergency & Overfill Valves  Stage I Vapor Recovery  Fleet Fueling Systems  Tank Gauges  Car Wash Systems

25 Retail Systems & Automation Fleet Systems & Automation Remote Monitoring Competitive position: Systems & Automation end-to-end solutions

26 Execution driving performance gains 4. Dover & Shared Services 3. Productivity & Continuous Improvement 2. Integration 1. Strategy & Execution

27 2010 – 2015 GM +397 bps % OF SALES SG&A -298 bps % OF SALES EBIT +695 bps % OF SALES EBIT +63% PER EMPLOYEE OPW margin expansion: 2010 – 2015 2010 2011 2012 2013 2014 2015 EBIT Margin Revenue CAGR: 10.2% - Earnings CAGR: 17.6%

28 OPW’s global presence Indicates OPW sites prior to Tokheim acquisition Indicates additional OPW sites acquired with Tokheim Retail Fueling Manufacturing Site Transportation Manufacturing Site Chemical and Industrial Manufacturing Site Electronic Systems Manufacturing Site

29 Market drivers: All trending positive on a global scale  Global infrastructure growth: – Population growth, increasing incomes, vehicle ownership, increase in consumption of fuel – Growing middle-class drives demand for conveniences, such as automated car washes – Investment in NA chemical plants to expand, driven by low cost of natural gas feedstock  Energy demand, including alternative fuels: – Population growth and increasing consumption of fuels – The alternative fuels of choice look to be: CNG and LNG, current price of diesel slowing the pace  Environmental regulations & safety compliance: – Continue to become more stringent worldwide, India and China have significant issues – Clean Air: Vapor Recovery, Bottom Loading, Tank Pressure Management – Clean Water: Underground Piping & Containment, Dry-Break Couplings – Personal safety drives use of many OPW products – Regulations to limit use of drinking water for washing cars, positive for automatic wash systems – Proposed rail car regulations anticipated to require investment to meet new standards  Trend towards more automation: – Station Owner / Operators' fuel purchasing will be more fully automated – Fuel delivery logistics to retail & commercial sites will be streamlined via automation – Fuel consumption accountability / accounting will continue to become more important – Cross contamination systems – Automatic vehicle wash systems

30 OPW’s competitive advantage Global Footprint Global Engineering Team Product Leadership Close to the Customer

31 Summary: OPW poised for long-term global growth  Broad portfolio of leading products, spanning four markets  Positive market drivers  Global business  Additional acquisition opportunities  OPW well positioned  Culture of execution

32 Productivity driving business improvement OPW – Smithfield facility  Prior state (2007) – Revenue: $15M – Gross margin: -2% – Employees: 89 – Product lines in facility: 1  Current state (2016E) – Revenue: ˃$100M – Gross margin: ˃40% – Employees: 168 – Product lines in facility: 4  Future state – Further integration opportunities under review – Full conversion to shared service  2006 - Acquired the assets of Environ  2007 - Rationalized and vertically integrated OPW’s Flexible Piping system with Environ’s to create FlexWorks  2008 – Integrated OPW’s POMECO metal fabricating business from California into the Smithfield Facility  2009 - 2010 – Integrated OPW’s Environmental Product line from Cincinnati into the Smithfield Facility to complete the “Station in a Box” comprehensive fueling site construction package  2013 - 2014 – Acquired Fibrelite and integrated their CT operation into the Smithfield Facility  2010 - 2015 – 12.2% Sales CAGR – 20.5% Earnings CAGR – Margin Improvement 905 Basis Points

Smithfield OPW retail fueling facility tour

- **Products and processes you'll see on the tour**
  - Spill containers
  - Overfill valves
  - Emergency impact valves
  - Shipping ("Station-in-a-box")
  - Poly sumps (Roto molding)
  - "Loop System" assembly
  - Flexible pipe extrusion
  - Island forms / Manholes
  - Fibrelite FRP access cover cell (RTM)
  - Fibrelite FRP sumps (RTM light)

- **Safety**
  - 2016 - Safety recognition, North Carolina Voluntary Protection Program (VPP) "Carolina Star" Certified Facility
  - Safety googles must be worn at all times on the tour
  - Please stay within designated areas

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DOVER

Fluids Bill Spurgeon June 6 & 7, 2016

36 18% 45% 24% 13% Asia North America Europe Rest of World Fluids 36 62% 38% Fluid Transfer Pumps Engineered Systems 34% Refrigeration & Food Equip. 25% Fluids 26% 2016E Dover Revenue ≈$6.8B End-Market 29% 71% Recurring & Replacement Core Products Geography Product Mix Energy 15% 2016E Revenue by:  North American markets are mixed  9 of last 11 acquisitions were outside the United States  Growing installed base driving sustainable aftermarket revenue  Recent acquisitions contributing additional aftermarket and service revenue opportunity

37 Fluids – Building our business 37 $760M $830M $690M $800M $890M $1.1B $1.4B Significant investment since 2008, including recent acquisitions of Tokheim, Gala, and RES 2007 2008 2009 2010 2011 2012 Pre-2008 2008 2009 2010 2011 2012 2013 2014 2015 PSG Consolidation OPW Consolidation Segment annual revenue: Jump

38 Competitive position: Industry’s only end-to-end solution  UST & AST valves  Piping & containment  Access & fill covers  Hanging hardware  Emergency & overfill valves  Stage 1 vapor recovery  Fleet fueling systems  Tank gauges  Car wash systems  Retail & commercial dispensers  Automation & POS systems  Transaction & data management

39 Fluids markets 39 Pumps Fluid Transfer  Continued infrastructure build in developing countries  Rising middle-class in emerging economies drives demand for food & beverage and pharmaceuticals  Growing single use products in hygienic markets  Population growth with increasing vehicle ownership  Fuel transportation safety concerns driving increased regulatory activity  Increased worldwide focus on environmental sustainability

40 Markets at a glance Text Estimated market size $5B $8B 2016 – 2018 est. market CAGR low singles mid- singles low-to- mid- singles Key competitors Markets Polymer equipment (Maag) Retail fueling (OPW) $1B high- singles Quick disconnect (CPC) 2016E DOV revenues ~$350M ~$300M ~$900M ~$100M $7B Positive displacement pumps (PSG) Dosing & dispensing (Hydro) $1B ~$100M low-to- mid- singles

41 41 Fluids long-term performance  Three year revenue CAGR of 13% (organic CAGR low single digits ex FX) driven by strong markets, geographic expansion and expanded technology offering  Market headwinds from oil & gas conditions have reduced organic growth in 2015 and 2016  Completed 10 acquisitions in the last 4 years adding over $750M of revenue  Significantly improved core margin over 100 bps over the last three years $ in millions REVENUE 10-Yr CAGR 9.7%

42 Ample opportunities to grow  Innovate through new product development and expand geographically  Grow hygienic pumps and expand plastics and polymers solutions platform  Leverage retail fueling growth opportunities from regulatory changes and new product offerings  Identify and execute key acquisition targets Dover Fluids will be the leading provider of technologies and solutions to handle critical fluids

43 Pumps  High recurring revenue  Strong North American distribution channel  Investment continues in new product development  Geographic expansion  Acquisition activity focused on new technologies and system offering

44  Grow from core by defending and globalizing our strongest brands  Build positions organically to capture share in markets where significant “white space” exists  Tube: adding to QuattroFlow, fills bulk of biopharma applications  Gear: Accelerate completion of portfolio, regional growth  Screw: Fill gap in hygienic offering  Metering: Expand breadth of offering, accelerate regional growth  Lobe & PC: Expand reach in core markets due to install base Grow and Build NPD, Direct Technical Sales, Region Specific Channels Acquire Quality Regional Brands In Prioritized Lines PSG priorities

Pumps new products



100HP Blackmer Compressor:

- First horizontal design designed for Vapor Recovery
- Unique capability to handle sour and hazardous gases (H2S)



QuattroTec Pumps:

- QuattroFlow core technology extended into non biopharma applications
- Fills formerly unmet need with competitive cost position
- Dosing applications for continuous processes



EnviroGear Series Pump:

- Both standard and seal-less designs
- Designed for broad range of industrial applications across all verticals
- Performance product with competitive price and delivery

45

46 Single use adjacency potential 1 3 2 4 5 6 Pumps 6 4 1 3 2 5 Mixer Valves Tubes Fittings Vessel  Applied in bioreactor, separation, virus removal and sterile filtration applications  Addresses spalling (tube particulate contamination release), needs in process scale up and issues from flow pulsation, limitations with pressure  Opportunity outside of biopharma for customers requiring low turn down (single pump for high and low flows) and accuracy Quaternary technology disrupting tube pump space in biopharma

47 Plastics and polymers systems offering Material Handling Feeding / Dosing Extrusion Growth Opportunity to Expand Systems Offering Gear Pumps Filtration Pelletizers / Accessories Strong Maag Position

48 Strategic Rationale  Addition of key products expand system offering  Expands geographic presence  Product opportunities  Facility consolidation opportunities Key benefits of the Gala & RES acquisitions

49 Margin expansion opportunities DF Margin 2015 A 2018 Goal  Acquisition synergies  Plant cons.  DEx  Shared services  Oracle benefits  Deliver identified revenue and cost synergies  Consolidate manufacturing operations across North America, EMEA and APAC  Continue to drive lean benefits  Leverage established back office shared services for finance, IT and HR  Utilize segment-wide ERP system Core EBITDA Margin: low 20s 2016 F Core EBITDA Margin: + 100 - 150 bps

50 Key takeaways 50 Near term  Achieve low single-digit organic growth in retail fueling, industrial, pharma and hygienic markets, partially offsetting oil & gas market headwinds  Aggressively pursue deal flow across the segment  Improve core margin and integrate new acquisitions Mid-term  Drive consistent profitable organic growth  Acquire businesses that enhance product, technology and geographic breadth  Improve profitability through productivity

Energy Soma Somasundaram June 6 & 7, 2016

52 4% 78% 7% 11% Asia North America Europe Rest of World Energy 52 65% 24% 11% Drilling & Production Bearings & Compression Automation Energy 15% Engineered Systems 34% Refrigeration & Food Equip. 25% Fluids 26% 2016E Dover Revenue ≈$6.8B 2016E Revenue by: 60% 40% Core Products Recurring & Replacement Geography Product Mix  North American long term outlook positive; recovery driven by on shore activity  Continued investment in Middle East, Latin America and Asia Pacific  Continued investment in aftermarket and service footprint End-Market

53 Energy markets 53 Drilling & Production Bearings & Compression Automation  Long term market fundamentals remain attractive  Current downturn has significantly impaired E&P investment – depletion of current wells require additional investment to meet future demand  E&Ps intensely focused on lowering unit production costs, optimizing well performance and maintaining capital discipline  Long term adoption by customers driven by emphasis on safety, optimization and productivity  Customer focus on efficiency will drive convergence of wellsite monitoring and optimization  Increasing use of natural gas in power generation and transportation  Global energy demand and gas production driving growing installed base for reciprocating and rotating machinery  OEM consolidation – preference towards global suppliers with a broad product offering

Markets at a glance

	Artificial Lift (DAL)	Drilling (USS)	Bearings & Compression	Automation
Estimated market size	$7B	$1B	$8B	$3B
2016E DOV revenues	~$500M	~$100M	~$275M	~$125M
2016 – 2018 est. market CAGR	Tied to pace of MRO, well completions & capex	Tied to rig count growth	mid singles	Tied to pace of well completions & capex
Key competitors	Weatherford GE Baker Hughes	elementsix a De Beers Group Company Schlumberger	HOERBIGER because performance counts John Crane CPI an EnPro Industries company	Weatherford GE Rockwell Automation

54

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55 Market conditions – historical perspective 55 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 1 6 11 16 21 26 31 36 41 46 51 56 61 66 71 76 81 86 91 96 10 1 10 6 11 1 11 6 12 1 12 6 13 1 13 6 14 1 14 6 15 1 15 6 16 1 In de xe d U S R ig Co un t Weeks US Rig Count Cycles 1997 Cycle 2001 Cycle 2008 Cycle 2014 Cycle  Depth and duration of current downturn is unprecedented  Multiple steps down have occurred; E&P capex spend down 60 - 70% from 2014  Modest production declines and high inventories drive a challenging near-term market  Average US rigs down 47% from 2014 to 2015; DE organic revenues down 34%  DE executed on variable and structural cost reductions through the downturn  DE revenue outperformed rigs due to: ‒ Share gains ‒ International presence ‒ Exposure to repair & maintenance spending 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% Oct -1 4 No v-1 4 De c-1 4 Ja n- 15 Fe b- 15 M ar -1 5 Ap r-1 5 Ma y-1 5 Ju n- 15 Ju l-1 5 Au g-1 5 Se p- 15 Oct -1 5 No v-1 5 De c-1 5 Ja n- 16 Fe b- 16 M ar -1 6 Month DE Revenue Indexed Against US Rigs Dover Energy Revenues US Rig Count

56 Source: EIA Short-Term Energy Outlook, April 2016 Near-term market outlook 56  Demand growth and a moderation of supply will bring production and consumption back into balance in late-2016 and into 2017  Non-OPEC production expected to decline significantly in 2016 and into 2017  OPEC crude oil production spare capacity remains below 10-year averages Source: EIA Short-Term Energy Outlook, April 2016 Source: EIA Shor -Term Energy Outlook, April 2016 10-yr average OPEC surplus capacity: volume of production that can be brought on within 30 days and sustained for at least 90 days by OPEC producers

57 2015 Production Decline in Producing Assets 2025 prod. from existing fields New onshore New shale/tight New oil sands/ extra heavy New offshore 2025 production Producing Sanctioned Not sanctioned Other liquids and NGLs Long-term market outlook – Increased investments to meet demand 57  Significant investments required to meet long term demand growth, as existing production declines  Investments will be prioritized towards economical sources, including conventional onshore, shale oil and shallow-water offshore projects Source: McKinsey & Company Net demand growth Decline in existing fields 95 -24 72 103 10 7 1 14 Liquids production, Mbd

58 $20 $40 $60 $80 $100 $120 Jan-1 4 M ar -1 4 M ay -1 4 Ju l-1 4 Se p-1 4 No v-1 4 Jan-1 5 M ar -1 5 M ay -1 5 Ju l-1 5 Se p-1 5 No v-1 5 Jan-1 6 M ar -1 6 M ay -1 6 Ju l-1 6 Sep- 16 No v-1 6 Jan-1 7 M ar -1 7 M ay -1 7 Ju l-1 7 Se p-1 7 No v-1 7 Jan-1 8 M ar -1 8 M ay -1 8 Ju l-1 8 Se p-1 8 No v-1 8 Oil Prices (WTI) WTI - Actual WTI - Projected Potential market recovery trajectory 58 Stabilization of oil prices at ~$50/bbl  Resumption of R&M spending  US rig counts stabilize  Some well completions from frack-log  Benefit to artificial lift and automation Oil prices of $55-60/bbl  Well completions from frack-log continue  Targeted new well investment  Modest increases in US rigs  Artificial lift and automation benefit, modest drilling benefit Oil prices $60+/bbl  Increased investment in new wells  More meaningful increase in US rigs  Benefits start to be seen in drilling Source: Internal Analysis

59 We are well positioned for a market recovery 59 Improved Market Position in Key Product Lines Preserved Investment in Technology & Core Capabilities Retained / Added Key Talent  Share expansion in key product lines (ESP, B&C, Controllers)  Build out of Automation organizational capabilities and operating structure  Improved position with key OEM’s  Capability and infrastructure invest in Middle East: platform for growth  Acquired strong technology and commercial industry talent during downturn  Successfully retained key talent  Maintained focus on new product development and continued investment in technology capabilities (ESP, PDC, Automation)  Preserved core capabilities in international markets; customer-facing and technology functions

60 Improved market position in key product lines 60 Electric Submersible Pumps (ESP’s) Middle East Revenues Key elements of success  Expanded revenues in 2015 through share gains, despite market softness  Continued share gain expected in 2016  Investment in talent: critical hires in key functions  Investment in technology – new products  Focused expansion & share growth strategy ‒ Expanded to additional basins ‒ Share gains with regional customers  Future targeted international expansion Key elements of success  Middle East revenues grew for the 5th consecutive year in 2015; relatively stable in 2016  Middle east revenues now ~10% of drilling & production revenue  Focused on ‘In Country Value’ ‒ Invested in local manufacturing and service operations ‒ Built local talent  Integrated product and service offering  Talent development & safety are key priorities

61 Energy share gains ESP’s Wellsite Automation Bearings & Comp.  Innovation / new product development  Superior customer service – key differentiator  Rental business model – expansion to new basins  Recruited key industry talent  New product development ‒ Wellsite controller optimizes production ‒ Real time compressor monitoring – reduces operating cost  New customer gains – expansion into new basins  New OEM customers acquisitions including emerging markets  Aftermarket expansion  Increased wallet share with existing OEM customers

62 Preserved investment in technology & core capability to help customers reduce operating costs and increase production 62  ESP LOOKOUTtm monitoring – New ESP online diagnostics and monitoring tools – Customer value: increased production  PDC cutters – New technology reduces spalling failures – Customer value: reduced operating and repair costs  Opti-Mizer™ throttle for Air Mizer PS ® Seals – Newly developed, true air bearing design – Customer value: Reduced operating cost through increased life expectancy and decreased air consumption  Downhole monitoring – Reduced size & spoolable pressure & temperature sensing devices – Customer value: Increased production through improved reservoir visibility and modeling 83% reduction in length

63 Continued investment in growth spaces - Artificial Lift  Market dynamics / Emerging trends – Investment in artificial lift required to replace production as current wells deplete – North America investment will be focused on basins with superior economics – Increasing international investments in artificial lift  Areas of action – Align and optimize our basin coverage with customer spend priorities – Invest in technology development in key business lines to drive customer productivity – Continue to build out international capabilities – Continue to advance our position as a premium artificial lift company – technology centers and comprehensive training offering Artificial Lift Competitive Matrix SRP ESP PCP Gas Plunger Hydr. DOV Comp 1 Comp 2 Comp 3 Comp 4 Source: McKinsey & Co and internal analysis

64 Continued investment in growth spaces - Automation 64  Market dynamics / Emerging trends — Customer focus on safety and productivity will drive investment — Convergence of monitoring and controls – leading to connected wellsite — Increasing emphasis on data analytics to drive production optimization and reduce cost  Areas of action — Comprehensive wellsite optimization solution — Leverage our optimization and data analytics software capability to drive increased adoption of our solutions — Expand our Automation product platform through new product development and targeted M&A activity

65 Continued investment in growth spaces - Bearings & Compression 65  Market dynamics / Emerging trends — Positive long term investments driven by energy infrastructure build-out, adoption of natural gas for power generation and global GDP growth — Emerging market OEM’s increasing their global presence — Continued consolidation of OEM’s; greater focus on supply chain efficiency  Areas of action — Increased OEM penetration by leveraging the combined bearings and compression product line — Expand aftermarket business into new geographies — Increase share with emerging market OEM’s – local presence, specific products — Execute on global manufacturing rationalization and drive productivity

66 Productivity initiatives and continuous improvement 66  Productivity, cost reduction and optimizing our use of capital – Focused on reducing cost through headcount reductions, facility consolidations and product line rationalizations – Segment-wide initiative to increase best value country (BVC) spend – Focused on preserving cash through working capital reduction actions  Operational excellence – key initiatives – Optimized manufacturing and service footprint – Leverage shared service – Productivity  Total productivity 4% - 5% of COGS  Best value country sourcing of 25%+ of total spend 2013A 2014A 2015A 2016E Dover Energy Productivity % of COGS Productivity as a % of COGS has nearly doubled since 2013

67 Margin expansion opportunities DE Margin 2015 A 2018 Goal  Leverage on revenue growth from market recovery, international expansion & share gains  Productivity improvements through lean / continuous improvement initiatives, facility rationalization, and best value country sourcing  Carryover benefits of 2016 structural cost reductions actions  Savings from back office shared services initiative for finance, IT and HR EBITDA Margin: Low 20’s 2016 F EBITDA Margin: Mid-to-high Teens  Productivity  Restructuring carryover  Shared services  Leverage on volume

68 Key takeaways 68  Near term markets remain challenging; long term market remains positive  We expect market fundamentals come into balance during the remainder of 2016; modest reinvestment and growth expectations starting in 2017  We are managing the downturn with a focus: ‒ Executing on reducing cost structure, achieving share gains, driving productivity ‒ Maintaining key investments in our growth spaces, new products and international expansion ‒ Retaining talent and acquiring key industry talent  We are well positioned for industry recovery – Improved market position in key product lines through share expansion and capability investment – Preserved investment in technology and new product development – Acquired industry talent in key technology and customer-facing roles – Maintained a relentless focus on our customers

69 Relentless focus on our customers Based upon 700 industry respondents….  #1 in Artificial Lift  #1 in Performance and Reliability  #1 in Engineering & Design  #1 in Horizontal & Directional Wells Delivering differentiated customer service during the downturn

Engineered Systems Andy Fincher June 6 & 7, 2016

71 12% 57% 22% 9% Asia North America Europe Rest of World Engineered Systems 71 44% 56% Printing & Identification Industrials Refrigeration & Food Equip. 25% 2016E Dover Revenue ≈$6.8B End-Market 37% 63% Recurring & Replacement Core Products Geography Product Mix Energy 15% 2016E Revenue by:  Investing in developing countries  North American long-term outlook strong  Installed base driving sustainable revenue performance Engineered Systems 34% Fluids 26%

72 Engineered Systems markets 72 Printing and Identification Industrial  Growth of FMCG in developing countries  Increased requirement for tracking / traceability  Fast fashion trends and supply chain optimization  Analog-to-digital (A2D) conversion  Vehicle sales global growth  Change in vehicle technology and composition  Labor inflation driving automation solutions  Focus on environment and sustainability

Markets at a glance

	Marking & Coding (M-I)	Digital printing equipment (MS)	Digital inks (JK)	Refuse collection & processing equipment (ESG)	Auto after-market equipment (VSG)
Estimated market size	$4.5B	$0.5B	$5.5B	$5.5B	$1.5B
2016E DOV revenues	~$800M	<$100M	<$100M	~$400M	~$350M
2016 – 2018 est. market CAGR	low-to-mid singles	double-digits	mid-singles	low-to-mid singles	low-to-mid singles
Key competitors	DANAHER brother	efi KONICA MINOLTA robustelli	SENSIENT InkTec	OSHKOSH labrie	Snap-on CAR-O-LINER stertil KONI

73
DOVER

74 Printing & Identification market  $11B market with high recurring revenues and exposure to macro growth trends Traceability & Product Authentication Developing Economies Growth Growing middle class creates demand for FMCG Regulation and product safety / liability concerns driving traceability and product authentication solutions Tailwinds for growth Fast Fashion Growth Quick design turn, short production runs, faster retail cycles with improved supply chain logistics Analog-to-Digital Conversion Nascent market opportunities converting to digital technology Key Market Segments Marking & Coding Textiles Inks Labels & Packaging

Digital textile printing: Strong tailwinds driving technology conversion opportunity

- 35B+ m^2 printed globally, only 2% digital
- Digital hardware and ink to grow double digits through 2019 to $1.4B
- Faster reaction to trends
- Sustainable / environmentally friendly production

- Reduced print lead times (3 days vs. 3+ weeks)
- Improved print quality (600 dpi vs. 150 dpi)
- Better environmental solution (60%+ reduced water usage)
- Total MS digital run costs competitive vs. analog

MS PRINTING SOLUTIONS   KIIAN DIGITAL   J-TECK   SAWGRASS TECHNOLOGIES

Dover approach: Turn-key solution offering printer, ink, service & support

Source: InfoTrends "2014-2019 Digital Textile Forecast"

75

DOVER

Full digital textile printing range



Increased Speed & Width
JP3
• 90 m²/hr (paper)
JP4
• 180 m²/hr (paper)
JP5
• 100 m2/hr (textile)
• 155 m²/hr (paper)
JP6
• 210 m²/hr (textile)
• 300 m²/hr (paper)
JP7
• 335 m²/hr (textile)
• 500 m²/hr (paper)
JPK Series
• 640 m²/hr (textile)
• 900 m²/hr (paper)
LaRio
• 4,500 m²/hr (textile)
• 10,000 m²/hr (paper)
Printer Systems
Capital Cost

Recurring Revenue

Inks



- Range of inks for multiple applications

Print Heads, Spares, Software, Service



- Print heads, filters, pumps and software

76

DOVER

77 Digital textile printing – Customer perspective Large Italian textile printing customer  Converted 70% to digital prior 3 years  Major customers include Zara and H&M  10M€+ investment: 3 Lario, 1 JPK, 2 JP7, 4 JP6, 1 JP4 – Producing 33M m2 annually  Customer value proposition – Production cycle: 30%+ reduction – Reduced printer down time: 50% – Improved quality and unlimited creativity – Reduced cost: less water treatment – Improved profitability: +15%

78 Full digital textile solution set ▪ MS offers full printer portfolio (7 speed categories) ▪ Consistent print quality as customers’ production grows ▪ Offer customer an integrated solution including printer, ink, software, service & support ▪ 100 sales & service technicians and access to 400+ distributors to support global customer requirements Integrated Solution Same Print Result (SPR) Full Printer Range Global Service Capabilities Integrated Solution Industrial Digital Adjacencies ▪ Opportunity to leverage integrated digital solution for emerging substrates & ink chemistries

79 2015 2016F New Product Revenue 79 Printing & ID: Accelerating innovation  Speed in new product development accelerating  Global centers of excellence: Dedicated teams for technology development and application knowledge  Substantial increase in downstream and upstream partnerships  Leveraging technology assets across Printing & Identification platform Apr-12 Jan-13 Nov-13 Sep-14 Jul-15 May-16 Filings Patent Filing Trend +60% +50%

80 Marking & Coding: Acceleration of regulatory and industry standards drive marking and coding tailwinds  Growing government regulations  Increasingly rigorous customer sustainability policies  Enhanced complexity of coding to track & trace products driven by customer mandates M-I offerings include entire solution set to meet regulatory and industry standards  Dedicated and reinforced software and data management strategy  Ink technology to conform to new sustainability standards  Flexibility to manage all standardized coding norms (GS1)

81 Government Regulation Leader in select industrial markets Focused Market Verticals Waste Processing Vehicle Services  Leading positions in industrial markets totaling $15B Energy & Resource Efficiency Developing Economies Growth Increased demand for vehicles and higher levels of waste Demand on natural resources driving vehicle efficiency requirements and higher waste recycling / recovery rates Tailwinds for Growth Total Cost of Ownership Customers demanding equipment efficiency solutions to drive productivity and higher ROI’s Regulatory requirements driving technology innovation

Refuse Vehicles: Creating value for our customers

- 17 Patents issued to date
- Creates barriers to entry, premium margins
- Double digit market share gains in Automated Front Loader (AFL) category since 2011[1]
- TCO: safe, light, smart-asset, productive, fuel efficient, alt fuels, fleet commonization, multi-use



Patent: Heil ENHANCE On-Board Monitoring Digital Solutions
Platformed Modular Design
Freedom Lightweight Body Generation III
Patent: Curotto Can with Structural Optimization
Patent: Forks to ground Cradles
Patent: Odyssey Motion Control
Proprietary: Cortex Controller Software
Rear Mount Streetwise Valve
Patent: CNrG Tailgate
Dittmer Recycling, Inc.
563-583-3381
Kwik Stop
CNG

82

[1] Source: National Waste and Recycling Association 2011 to 2016 Q1 end.

DOVER

83 Organics processing adjacency - Leveraging position in waste handling to drive outsized growth  Municipal solid waste growing at 4.6% (1.7B tons / year by 2020)  Legislative trend to limit organics landfilling  What to do with waste? – Landfill diversion – Waste as resource  Entrepreneurs creating technology that can convert waste into its best use  No dominant players or well- established technology yet  Industry ‘pioneers’ partner with strong manufacturing players to commercialize Strong position to leverage our brands & relationships to expand into this fast growing space Source: EPA.gov

84 Leveraging strategic partnerships in organics processing  Anaerobic Digestion (AD) – Diverts organic waste from landfill and creates renewable energy  Kinetic Pulverizer – Processes multiple waste-streams into saleable products (compost or energy)  BurCell – Pre-treatment improves AD process efficiency and increases energy output  Source Separated Organics (SSO) – Lower cost process for collection and disposal of organic waste

85 Collision adjacency evolution - Regulatory action driving opportunity  CAFE forcing changes in vehicle design to reduce weight  New materials being introduced – Aluminum use expected to double by 2025 – 70% of new pickup trucks will be aluminum-bodied by 2025  Complete re-tooling of repair shops required due to steel contamination of aluminum  Complete portfolio offering lifts, fume extraction, welders, rivet guns, induction heaters, etc. Complete repair solution for customers: low risk approach leveraging Chief brand and private labeling Source: Alcoa, The Global CRP Market 2013: CCeV.

86 Margin expansion opportunities DES Margin 2015 A 2018 Goal  Growth in recurring revenue  Changing favorable business mix  Acquisition revenue and cost synergies  Site consolidations  Continuing lean benefits  Leveraging shared services across Dover EBITDA Margin: high teens 2016 F EBITDA Margin: + 100 - 120 bps  Recurring revenue growth  Business mix  Acquisition synergies  Site Cons.  DEx  Shared services

87 Key takeaways 87  Exploiting multiple growth opportunities – Driving digital textile printing conversion – Leading innovation in marking & coding to meet regulatory and industry standards – Leveraging our position to drive organics processing adjacency – Taking advantage of fuel efficiency regulations and collision evolution  Focused on solving customer needs – Full portfolio of industrial digital printers and integrated systems solution – Product leadership in refuse collection – driving customer productivity – ‘One-stop-shop’ for auto body shops collision re-tooling  Driving margin expansion – Recurring Revenue / Productivity / Shared Services / Footprint Consolidation

Refrigeration & Food Equipment Bob Livingston Paul Sindoni June 6 & 7, 2016

89 7% 76% 13% 4% Asia North America Europe Rest of World Refrigeration & Food Equipment 89 23% 77% Food Equipment Refrigeration Engineered Systems 34% Refrigeration & Food Equip. 25% Fluids 26% 2016E Dover Revenue ≈$6.8B 2016E Revenue by: 14% 86% Recurring & Replacement Core Products Geography Product Mix  Market leader for North American retail refrigeration across all key product lines  Smaller presence and share in Europe and Asia  Core business principally driven by the sale of equipment  Recurring revenue primarily related to spare parts Energy 15% End-Market

90 Refrigeration & Food Equipment markets 90 Refrigeration Food Equipment  North American growth driven by government regulations, rising energy costs, and food safety mandates  Emerging market growth driven by improving living standards and increased consumption of chilled and frozen foods  Strong growth opportunity as retailers accelerate transition to fresh and prepared foods  Foodservice equipment: – National chains continue to grow and focus on operational improvements, driving “roll-outs” – Growth in NA retail grocery is accelerating  Beverage processing equipment: – Increasing demand for uniquely shaped beverage containers such as aluminum bottles

91 Markets at a glance Text Estimated market size $6B $1B 2016 – 2018 est. market CAGR low-to- mid- singles mid singles Key competitors Markets Retail Refrigeration (HP & Anthony) Heat exchangers (SWEP) Food equipment (UB) $1B Can making equipment (Belvac) 2016E DOV revenues ~$1B ~$225M ~$170M ~$130M $10B mid singles low singles

92 Fundamental, long running macro trends provide powerful tailwinds Food Equipment Refrigeration Rising cost and global demand for energy driving increase in efficiency regulation Energy efficiency Increase demand for natural chemicals / reduced waste to minimize environmental impact. Government regulations driving shift Sustainability Increasing government mandates on food temps, preparation and packaging Food safety Rising living standards and healthier diets driving refrigerated and “away from home” food consumption “Away from home” dining

93 Hillphoenix – Industry leaders in food retail Products Services Resources

94 Three key trends are changing the retail supermarket landscape Growing importance of millennial generation who prize convenience Consumer trend towards “away from home” dining vs. cooking Rising demand for health through "real," non-processed food

95 Data supports a clear trend in prepared foods Fastest Growing Segment of Food Service - IRI

96 In addition to convenience, consumers are seeking healthier options Source: BCG Global Consumer Sentiment Survey, 2013; Morningstar; BCG analysis 5% 1% 0 2 4 6 2014 sales growth (%) Center of store Perimeter of store Consumers report increasing spend on healthy / organic food options… …driving grocery store spend from center- of-store to the perimeter

97 Retail supermarket market trend takeaways  The lines between restaurants, grocery stores and C-stores are blurring  C-stores are migrating up to more sophisticated refrigeration and cooking  Retailers are investing heavily in fresh and prepared food offerings  Supermarkets increasingly focused on merchandising advantages to drive ROI  Supermarket “Case Intensity” increasing—dry goods space being converted to specialty refrigerated and hot cases (i.e. sushi bars, soup bars, prepared food) Hillphoenix holds an advantaged position to capitalize on industry trends by having integrated Refrigeration & Food Equipment offerings

98 Hillphoenix strategy focused on leveraging the portfolio of leading technologies  Focused growth – Capitalize on retail trends towards “fresh” via specialty cases – Extend leading food retail position into higher growth C-Store adjacency – Utilize market leading CO2 technology to drive customer adoption – Out-innovate competitors with new products and technologies in doors  Margin expansion – Continuous improvement and Lean – Factory automation – Migrating to shared services model

99 We are the market leader and have the broadest product offering for supermarket refrigeration in North America Refrigeration cases Refrigeration systems Glass doors & engineered solutions Key Product Offerings  Refrigeration systems and display cases  Engineered glass doors  Extensive installation and service network  “Close the Case” retrofits  Energy upgrades & refrigerant conversions

100  Energy efficient solutions providing strong customer ROI – Clear leader in CO2 technology as industry adoption accelerates – New “AdvansorFlex” CO2 technology in demand for small store formats – Innovative proprietary vacuum glass provides a unique-to-market offering – “Close-the-Case” solutions are best-in-industry and gaining traction  Innovative merchandising solutions – Market leading specialty case products supporting the industry transition to fresh – Design center providing the ability to custom tailor store layouts and provide creative solutions for food service destinations (juice bars, sushi counters, etc.) – Ability to offer full suite of Hillphoenix, Anthony and Unified Brands products providing an advantage with certain customers We are gaining share through market leading technologies and innovative merchandising solutions

101 Our advanced CO2 technology is well positioned to capitalize on emerging government regulations Opportunity overview  Global energy regulations  Studies have proven CO2 as a mainstream all-natural solution  CO2 systems have lower annual operating and maintenance costs Tailwinds for growth  Government regulation driving conversion: – F-gas in Europe – US EPA phase-out of HFCs – Other countries considering or have announced plans to regulate – Cost of HFC refrigerants escalating quickly Areas of actions  Reduce CO2 product cost to parity  Implement innovations to expand addressable markets  Expand footprint globally as customer demand accelerates globally

102 We are the leader in medium temp door applications and momentum is building as retailers accelerate adoption Areas of actions  Industry leading customer solutions for both “Close the Case” and new cases w/doors  Hillphoenix’s Close the Case “ECO Kit” simplifies installation process and results in a ~2 year energy savings payback for customers  Door innovations Opportunity overview  Retailers are increasingly accepting doors on medium temp cases for energy savings and improved merchandising Tailwinds for growth  Government regulations, rising energy costs, customer comfort and food safety Before After

103 Anthony Elite refrigerated door Innovating to win Opportunity overview  New to market technology  Requires no heat (zero energy consumption)  Significant annual operating cost savings & customer ROI Tailwinds for growth  Strong market demand for zero energy door  Retailers focused on reducing energy consumption due to increasing cost and government regulations Areas of action  Validate performance and gain market acceptance  Currently in test phase with key retailers including Kroger and Whole Foods  Develop low-temp application  Evaluate potential for ROW Current version “Vista B” Vacuum Glass Payback period N/A ˂ 6 months Required heat 182 W 0 W Est. door life 7 - 10 yrs 7 – 10 yrs

104 Anthony Elite product benefits  Provides “wall of glass” look  Full merchandising visibility  Energy free door  More comfortable shopping experience

105 C-Store growth rate is 2x North American supermarkets Opportunity overview  C-Store market is growing as customers are trending towards convenience and “immediacy” vs. traditional grocery store format  Our core competencies are well positioned to gain share Tailwinds for growth  Shopper preferences are changing towards: – More prepared foods – “Grab and go” convenience  Big box retailers are moving to smaller formats and increasingly focused on merchandising Areas of action  Industry leading technologies & expansive sales and service network provides advantaged position  Recently introduced new products are better tailored to meet market needs

106 Hillphoenix customer design and learning center is a differentiator Design Center  Development of store layout  Lighting consultation for energy efficiency and improved merchandising  Fully customizable product design capabilities Learning Center  Utilizing customer education to facilitate adoption of new technologies (i.e. CO2)  Facilitating growth in adjacent markets that lack refrigeration expertise (i.e. C- Store)  We have become the industry’s “go- to” partner for design and education needs

107 Hillphoenix and Unified Brands: Retail channel leverage (4) Type 1 Hoods (4) Type 2 Hood (1) Power Soak (1) Produce Soak (2) Work Top Refrigerators (2) Pizza Prep Refrigerator (2) Prep Top Refrigerator Large food retailer: Food service (2) Under counter Refrigerator (2) Under counter Freezer (3) Double Steamers (3) 30 gal Tilt Skillet (3) UDS System (2) Blast Chiller Tailwinds for growth  $1.5B market with expected mid-term growth of ~ 6%  Growth expected to continue given sustainability of consumer drivers Areas of action  Specify Unified Brands equipment through Hillphoenix design center  Unified Brands / Hillphoenix joint customer meetings  Aggressive target account plans

108 Hillphoenix has multiple levers available to drive productivity and margin expansion  Continuous improvement initiatives – CI and Lean – Investments in factory automation  Migration to back office shared services – Leverage finance, HR and IT infrastructure costs  Supply chain savings – Leverage Dover supply chain agreements – BCC and localized sourcing – Value Engineering 10 8

109 Margin expansion opportunities DRFE Margin 2015 A 2018 Target  DEx  Plant cons.  Factory automation  Shared services  ERP benefits  Continuous improvement culture driving sustained productivity improvements  Footprint rationalization across North America, EMEA and APAC  Investing in factory automation to reduce labor costs  Migrating to back office shared services for finance, IT and HR  Business process efficiency gains via ERP implementation EBITDA Margin: Mid-to high teens 2016 F EBITDA Margin: + 140 - 150 bps

110 Key takeaways 11 0  Extending market leading positions through technology and innovation – Energy regulations providing tailwinds for CO2 and Door Display growth – Product leadership in specialty cases helping customers transition to fresh – Proprietary vacuum glass technology is new and unique to the industry – Extending supermarket leadership position to grow in adjacent C-stores – Ability to offer both refrigeration and food service equipment provides an advantage – Recent share wins demonstrate ability to expand customer / application diversification – Build out Food Equipment product range through M&A  Committed to margin enhancement – Broad based productivity toolkit – Migration to shared services – Factory automation / footprint consolidation